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                          SECURITIES AND EXCHANGE COMMISSION
                                 450 Fifth Street, NW
                                Washington, DC  20549


                                    FORM 8-K
                                 CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                               September 22, 1997
                        (date of earliest event reported)

                        PNC MORTGAGE SECURITIES CORP.
                    as Depositor and Master Servicer under a
                        Pooling and Servicing Agreement
                          dated as of September 1, 1997
                           providing for the issuance of

                           695,684,820 (approximately)

                        MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1997-6


    Delaware                       33-84896               T/B/D
(State or other jurisdiction     (Commission           (IRS Employer
of Incorporation)                 File Number)          Identification
                                                          Number)

                          75 NORTH FAIRWAY DRIVE
                       VERNON HILLS, ILLINOIS  60061

                   (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                (847) 549-6500

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Items 1 through 4, Item 6 and Item 8 are not included because they are not applicable.

Item 5.  Other Events

           The tables and materials filed separately, under cover of Form SE in accordance with Rule 202 of Regulation S-T pursuant to a continuing hardship exemption, were prepared by Goldman, Sachs
         & Co., Donaldson, Lufkin & Jenrette Securities Corporation and PNC Capital Markets, Inc. (the "Underwriters") at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. Such tables and assumptions may be based on assumptions that differ from the Structuring Assumptions. Accordingly, such tables and other materials may not be relevant to or appropriate for investors other than those specifically requesting them.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a) Not applicable
         (b) Not applicable
         (c) Exhibits

           The following Exhibit is filed separately, under cover of Form SE in accordance with Rule 202 of Regulation S-T pursuant to a continuing hardship exemption.

         P 99.1 Certain Computational Materials prepared by the Underwriters in connection with PNC Mortgage Securities Corp. Mortgage Pass-Through Certificates, Series 1997-6.

     Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Prospectus and Prospectus Supplement of PNC Mortgage Securities Corp. relating to its Mortgage Pass-Through Certificates, Series 1997-6.

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                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           PNC MORTGAGE SECURITIES CORP.

Date: September 22, 1997              By:  /s/ Thomas G. Lehmann
                                          --------------------------------
                                            Thomas G. Lehmann
                                            Vice President and
                                            General Counsel

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                           EXHIBIT INDEX

     EXHIBIT

p     99.1       Certain Computational Materials Prepared by the Underwriters
                 in Connection with PNC Mortgage Securities Corp. Mortgage
                 Pass-Through Certificates, Series 1997-6 (Filed separately under cover of Form SE in accordance with Rule 202 of Regulation S-T pursuant to a continuing hardship exemption).

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